EXHIBIT 10.27W

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-SECOND AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-SECOND AMENDMENT (this “Twenty-Second Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Twenty-Second Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twenty-Second Amendment. If the terms and conditions set forth in this Twenty-Second Amendment conflict with the Agreement, the terms and conditions of this Twenty-Second Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twenty-Second Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twenty-Second Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twenty-Second Amendment. Except as amended by this Twenty-Second Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer and CSG entered into that certain Statement of Work effective July 10, 2021 (CSG document no. 35418.0) whereby the Parties agreed for CSG to implement a solution to support [***** *** **** ***** (the “Macro Tool for ***** *** ****]”); and

WHEREAS, Customer and CSG entered into that certain Tenth Amendment to the Agreement effective October 5, 2021 (CSG document no. 35422.0) whereby the Parties agreed to the applicable [*********** *** *******] Fees for the Macro Tool for [***** *** ****]; and

WHEREAS, Customer requests to discontinue use of the foregoing Macro Tool for [***** *** ****, and CSG agrees to discontinue providing the Macro Tool for ***** *** ****] to Customer.

NOW THEREFORE, Customer and CSG agree to the following upon execution of this Twenty-Second Amendment:

1.
Upon the Twenty-Second Amendment Effective Date, CSG shall no longer provide and Customer shall no longer have access to the Macro Tool for [***** *** **** and the associated *********** *** *******] Fees shall discontinue. As a result, the Agreement shall be amended to delete in its entirety Schedule F, Section IV., entitled “Ancillary Products and Services,” Subsection A., entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” Subsection 14., entitled “Macro Tool for [***** *** ****]” and to restate the following in its place:

“14. [Intentionally Left Blank]”

Signature Page Follows

IN WITNESS WHEREOF the parties hereto have caused this Twenty-Second Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharatan	By: /s/ Michael J Woods
Name: Deepak Bharatan	Name: Michael Woods
Title: Vice President, Procurement	Title: SVP BC&S
Date: 28-Jun-23__________	Date: Jun 7, 2023_____________